                                                                EXHIBIT 10.3

RECORDATION REQUESTED BY:

         IMPERIAL THRIFT AND LOAN ASSOCIATION
         700 N. CENTRAL AVENUE, SUITE 100
         GLENDALE, CA 91203-1240

WHEN RECORDED MAIL TO:

         IMPERIAL THRIFT AND LOAN ASSOCIATION
         700 N. CENTRAL AVENUE, SUITE 100
         GLENDALE, CA 91203-1240

                                                    SPACE ABOVE THIS LINE IS FOR
                                               RECORDER'S USE ONLY
--------------------------------------------------------------------------------

                         ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS IS DATED OCTOBER 24, 1996, BETWEEN TECHNICLONE INTERNATIONAL CORPORATION, A CALIFORNIA CORPORATION, VESTED AS
FOLLOWS: TECHNICLONE INTERNATIONAL CORPORATION, A CALIFORNIA CORPORATION, WHOSE ADDRESS IS 14282 FRANKLIN AVENUE, TUSTIN, CA 92780 (REFERRED TO BELOW AS "GRANTOR"); AND IMPERIAL THRIFT AND LOAN ASSOCIATION, WHOSE ADDRESS IS 700 N. CENTRAL AVENUE, SUITE 100, GLENDALE, CA 91203-1240 (REFERRED TO BELOW AS "LENDER").

ASSIGNMENT. FOR VALUABLE CONSIDERATION, GRANTOR ASSIGNS, GRANTS A CONTINUING SECURITY INTEREST IN, AND CONVEYS TO LENDER ALL OF GRANTOR'S RIGHT, TITLE, AND INTEREST IN AND TO THE LEASES AND RENTS FROM THE FOLLOWING DESCRIBED PROPERTY LOCATED IN ORANGE COUNTY, STATE OF CALIFORNIA:

         SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

THE REAL PROPERTY OR ITS ADDRESS IS COMMONLY KNOWN AS 14272 FRANKLIN AVENUE, TUSTIN, CA 92690. The Assessor's Parcel Number for the Real Property is 432-47-07. THIS IS AN ABSOLUTE ASSIGNMENT IN THE RENTS GIVEN AS ADDITIONAL SECURITY PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2938.

DEFINITIONS. The following words shall have the following meanings when used in this Assignment. Terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         ASSIGNMENT. The word "Assignment" means this Assignment of Leases and Rents between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Leases and Rents.

         EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

         GRANTOR. The word "Grantor" means Techniclone International Corporation, a California Corporation.

         INDEBTEDNESS. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender


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
         to enforce obligations of Grantor under this Assignment, together with interest on such amounts as provided in this Assignment.

         LEASES AND RENTS. The words "Leases and Rents" mean all rents, revenues, income, issues, profits and proceeds from the Property, whether due now or later, including without limitation all Leases and Rents from all leases described on any exhibit attached to this Assignment.

         LENDER. The word "Lender" means IMPERIAL THRIFT AND LOAN ASSOCIATION, its successors and assigns.

         NOTE. The word "Note" means the promissory note or credit agreement dated October 24, 1996, IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,020,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         PROPERTY. The word "Property" means the real property, and all improvements thereon, described above in the "Assignment" section.

         REAL PROPERTY. The words "Real Property" mean the property, interests and rights described above in the "Property Definition" section.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment or any Related Document, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment. Unless and until Lender exercises its right to collect the Leases and Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Leases and Rents, provided that the granting of the right to collect the Leases and Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE LEASES AND RENTS. With respect to the Leases and Rents, Grantor represents and warrants to Lender that:

         OWNERSHIP. Grantor is entitled to receive the Leases and Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

         RIGHT TO ASSIGN. Grantor has the full right, power, and authority to enter into this Assignment and to assign and convey the Leases and Rents to Lender.


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         NO PRIOR ASSIGNMENT. Grantor has not previously assigned or conveyed the Leases and Rents to any other person by any instrument now in force.

         NO FURTHER TRANSFER. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Leases and Rents except as provided in this Agreement.

LENDER'S RIGHT TO COLLECT LEASES AND RENTS. Lender shall have the right at any time, and even though no default shaft have occurred under this Assignment, to collect and receive the Leases and Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority:

         NOTICE TO TENANTS. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Leases and Rents to be paid directly to Lender or Lender's agent.

         ENTER THE PROPERTY. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Leases and Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Leases and Rents and remove any tenant or tenants or other persons from the Property.

         MAINTAIN THE PROPERTY. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

         COMPLIANCE WITH LAWS. Lender may do any and all things to execute and comply with the laws of the State of California and also all other laws, rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

         LEASE THE PROPERTY. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

         EMPLOY AGENTS. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Leases and Rents.

         OTHER ACTS. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

         NO REQUIREMENT TO ACT. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF LEASES AND RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Leases and Rents. Lender, in its sole discretion, shall determine the application of any and all Leases and Rents received by it; however, any such Leases and Rents received by Lender which are not applied to such costs and expenses shall be applied to the



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Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Leases and Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE. If Grantor pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Grantor under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Leases and Rents and the Property. Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Assignment, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Assignment also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Assignment:

         DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

         COMPLIANCE DEFAULT. Failure of Grantor to comply with any other term, obligation, covenant or condition contained in this Assignment, the Note or in any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Assignment, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

         DETECTIVE COLLATERALIZATION. This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         OTHER DEFAULTS. Failure of Grantor to comply with any term, obligation, covenant, or condition contained in any other agreement between Grantor and Lender.

         INSOLVENCY. The dissolution or termination of Grantor's existence as a going business. the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         FORECLOSURE, FORFEITURE, ETC. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

         ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         RIGHT TO CURE. If such a failure is curable and if Grantor has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

         ACCELERATE INDEBTEDNESS. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

         COLLECT LEASES AND RENTS. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Leases and Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Collect Section , above. If the Leases and Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

         APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Leases and Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.



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         OTHER REMEDIES. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

         WAIVER, ELECTION OF REMEDIES. A waiver by any party of a breach of a provision of this Assignment shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Assignment after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Assignment.

         ATTORNEYS' FEES; EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment:

         AMENDMENTS. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. THIS ASSIGNMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         NO MODIFICATION. Grantor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Assignment by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Assignment to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible. any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Assignment in all other respects shall remain valid and enforceable.

         SUCCESSORS AND ASSIGNS. Subject to the limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If


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         ownership of the Property becomes vested in a person other than
         Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Assignment or liability under the Indebtedness.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Assignment.

         WAIVER OF HOMESTEAD EXEMPTION. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of California as to all Indebtedness secured by this Assignment.

         WAIVERS AND CONSENTS. Lender shall not be deemed to have waived any rights under this Assignment (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Assignment shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF LEASES AND RENTS, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

TECHNICLONE INTERNATIONAL CORPORATION,
A CALIFORNIA CORPORATION

BY:      /s/ WILLIAM V.  MODING
         ---------------------------------------------
         WILLIAM V. MODING,
         CHIEF FINANCIAL OFFICER & CORPORATE SECRETARY

-------------------------------------------------------------------------------

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA     )
                        )       ss
COUNTY OF ORANGE        )

On 10/24/96, before me, J. Eaton, personally appeared WILLIAM V. MODING, CHIEF FINANCIAL OFFICER & CORPORATE SECRETARY, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
Signature  /s/ J. EATON
           ----------------------                                         (Seal)



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Order No:  6021554  M08

                                   DESCRIPTION

                                   EXHIBIT "A"


ATTACHED TO THE ASSIGNMENT OF RENTS DATED OCTOBER 24, 1996 & MADE A PART HEREOF

PARCEL A:

PARCEL 3 OF PARCEL MAP 95-115, IN THE CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED IN BOOK 290, PAGES 3 THROUGH 5 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFORE AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED IN THE DEED RECORDED OCTOBER 14, 1977 IN BOOK 12415, PAGE 997 OF OFFICIAL RECORDS.

ALSO EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED IN CONNECTION WITH OR WITH RESPECT TO THE PROPERTY, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE PROPERTY OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL; BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED RECORDED JANUARY 9, 1981 IN BOOK 13907, PAGE 809 OF OFFICIAL RECORDS.

PARCEL B:

EASEMENTS FOR ACCESS, INGRESS, EGRESS AND PARKING OVER PARCEL A OF PARCEL MAP RECORDED IN BOOK 290, PAGES 3, 4 AND 5 OF PARCEL MAPS AS SET FORTH IN THAT CERTAIN DECLARATION OF RESTRICTIONS ENTITLED "FRANKLIN COURT" AND RECORDED JANUARY 9, 1996 AS INSTRUMENT NO. 96-0012667 AND RE-RECORDED APRIL 30, 1996 AS INSTRUMENT NO. 96-214962, BOTH OF OFFICIAL RECORDS.




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